                                                        Exhibit A-2
                                                        ===========


Security Agreement and
Collateral Assignment
of Partnership Interest
                        ____________________________


          SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST (this "Agreement"), dated as of December ___, 1995, made by NARRAGANSETT ENERGY RESOURCES COMPANY, a Rhode Island corporation (the "Obligor"), for the benefit of _____________, as security agent (together with its successors and assigns in such capacity, the "Security Agent") for the ratable benefit of all holders from time to time of the Notes (as defined in the Note Agreement (defined below) (the "Secured Parties")).


R E C I T A L S
_________________

          A. Ocean State Power, a Rhode Island general partnership (the "Partnership"), together with Ocean State Power II, a Rhode Island general partnership ("OSP II"), owns and operates an approximately 500 megawatt gas-fired electric generating plant located in Burrillville, Rhode Island.

          B. The Obligor is a general partner of each of the Partnership and OSP II.

          C. The Obligor has entered into a Note Agreement, dated as of December 1, 1995 (as amended, modified or supplemented from time to time, the "Note Agreement"), with the purchaser(s) of the Notes (defined below). The Note Agreement provides for the Noteholders (therein defined) to purchase $32,000,000 in aggregate principal amount of secured promissory notes issued by the Obligor (the "Notes") subject to the terms and conditions set forth therein. The proceeds of such Notes are to be applied by the Obligor to pay fees and expenses incurred by the Obligor in connection with the sale of the Notes, to pay working capital expenses, and to repay (in part) the outstanding principal balances under loans made by New England Energy System to the Obligor. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Note Agreement.

          D. The Noteholders are willing to enter into the Note Agreement upon the terms and conditions set forth therein, but only if the Obligor shall make the pledges contemplated by this Agreement.

          E. The Obligor is willing to make the pledges requested and to enter into this Agreement so as to induce the Noteholders to enter into the Note Agreement.

          NOW, THEREFORE, in consideration of these premises and in order to induce the Noteholders to enter into the Note Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor agrees as follows:

ARTICLE I

UNDERTAKINGS

          SECTION 1.1  Pledge.
          ____________________

          (a) The Obligor hereby pledges, assigns, hypothecates, delivers, sets over and grants to the Security Agent for the ratable benefit of the Secured Parties, as security for the timely and punctual
(i) payment when due of any and all sums owing by the Obligor under the Note Agreement and the other Basic Documents, (ii) performance when due by the Obligor of all its obligations under the Note Agreement and the other Basic Documents, and (iii) payment and performance when due of any and all sums and all obligations of the Obligor hereunder (collectively, the "Obligations"), a first lien on and prior perfected security interest in all of the Obligor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Pledged Interest"):

             all income, cash flow, revenues, issues, profits, losses, distributions, payments, proceeds and other property of every kind and variety due, accruing or owing to, or to be turned over to, or disbursed to the Obligor by the Partnership in connection with the Obligor's partnership interests in the Partnership, including without limitation
             (i) all rights of the Obligor to distributions made by the Partnership pursuant to Section 6 of the Partnership Agreement and other distributions and payments made on or after the date hereof as provided in the Partnership Agreement, as such Partnership Agreement may be amended, supplemented, or modified from time to time, and (ii) any and all cash, investments and securities from time to time on deposit (including all income or gain earned thereon) in the "Security Account" created pursuant to the Collateral Agency Agreement, and in any other account into which proceeds of the foregoing are deposited.

          Obligor and the Secured Parties hereby expressly acknowledge and agree that the Pledged Interest is limited to Obligor's economic rights with respect to Obligor's partnership interest in the Partnership, and is not intended to and shall not be deemed to include any voting or other consensual rights of Obligor with respect to such partnership interest or the right to be or become a partner in the Partnership.

          (b) This Agreement and the grant of the security interest made hereby is for collateral purposes only, and neither the Security Agent nor the Secured Parties shall by virtue of this Agreement, by their receipt of distributions from the Partnership or the Obligor, or by their exercise of any rights hereunder, be deemed to have any liability for any Contractual Obligations of the Partnership or the Obligor.

          SECTION 1.2 Security for Obligations. This Agreement secures the payment and performance of all Obligations.

          SECTION 1.3 Delivery of Pledged Interest. If the Obligor shall become entitled to receive or shall receive any certificate, instrument, option or rights, whether as an addition to, in substitution of, or in exchange for the Pledged Interest or any part thereof, or otherwise, the Obligor shall accept any such certificate, instrument, option or rights as the Security Agent's agent, shall hold them in trust for the Security Agent, and shall deliver them forthwith to the Security Agent in the exact form received, with the Obligor's endorsement when necessary, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by the Security Agent, an additional pledge agreement or security agreement executed and delivered by the Obligor, all in form and substance satisfactory to the Security Agent, to be held by the Security Agent, subject to the terms hereof, as further collateral security for the Obligations.

          SECTION 1.4 Waiver. The Obligor hereby waives diligence, presentment, demand of any kind, filing of claims with a court in the event of receivership or bankruptcy, protests of any kind, notices of any kind, and all setoffs and counterclaims, to the extent permitted by applicable law. Upon the failure by the Obligor to promptly perform or pay the Obligations when due, the Security Agent at the direction of the Required Holder(s) may proceed directly and at once, without notice, against the Pledged Interest to collect and recover the full amount or any portion of the Obligations so due and payable, without first proceeding against the Obligor or against any other security or collateral provided by the Obligor with respect to the Obligations.

          SECTION 1.5 Further Assurances. The Obligor agrees that at any time and from time to time, at its expense, the Obligor shall promptly execute and deliver all further instruments and documents (including, without limitation, financing statements or any additional pledge agreement or security agreement), and take all further action that, in the opinion of the Required Holder(s) or the Security Agent, may be necessary or reasonably desirable in order to perfect and protect any security interest in the Pledged Interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to the Pledged Interest or any part thereof.

          SECTION 1.6 Distributions. So long as any of the Obligations shall be outstanding, all rights of the Obligor to receive the distributions which it would otherwise be authorized to receive and retain pursuant to the Partnership Agreement shall be vested in the Security Agent who shall have the sole right to such distributions as additional security hereunder for the benefit of the Secured Parties, subject to the rights of the Obligor to have such amounts disbursed by the Security Agent to it in accordance with the terms of the Note Agreement and the Collateral Agency Agreement. All distributions which are received by the Obligor contrary to the provisions of this Section
1.6 shall be received in trust for the benefit of the Security Agent, shall be segregated from other funds of the Obligor and shall be forthwith paid over to the Security Agent in the same form as so received (with any necessary endorsement). The Obligor shall cause the Partnership to make all distributions otherwise payable to the Obligor directly to the Security Account or such other account as the Security Agent shall direct in compliance herewith and shall cause the Partnership to acknowledge and agree to make such payments directly to the Security Account by executing a Consent and Agreement substantially in the form attached as Exhibit F-2 to the Note Agreement.


ARTICLE II

POWER OF ATTORNEY


          SECTION 2.1 Security Agent As Attorney-in-Fact. The Obligor does hereby make, constitute and appoint the Security Agent and any collateral agent or officer of the Security Agent with full power of substitution, as the Obligor's attorney-in-fact, with full power and authority, in its own name or in the name, place and stead of the Obligor or otherwise, upon the occurrence of an Event of Default, (a) to exercise all rights related to the Pledged Interest, and (b) at any time and from time to time generally to do, at the Security Agent's request and the Obligor's expense, all acts and things which the Security Agent and/or the Required Holder(s) deems necessary or advisable to accomplish the purposes of this Agreement including, without limitation, to receive, endorse and collect all instruments made payable to the Obligor representing any payment or other distribution in respect of the Pledged Interest or any part thereof and to give full discharge for the same, all as fully and effectually as the Obligor might or could do; and the Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. Any attempted revocation of the powers of attorney granted herein shall be null and void. There are no conditions or requirements imposed on the Security Agent's exercise of the powers of attorney other than as set forth herein.

          SECTION 2.2 Right to Perform. Subject to the limitations set forth in the last paragraph of Section 1.1(a), if an Event of Default shall have occurred and be continuing, the Security Agent and/or any Secured Party may itself perform or cause performance of, any agreement contained herein or in the Partnership Agreement (including without limitation any right to cure a default thereunder), and the costs and expenses (including without limitation any amounts paid by the Security Agent and/or any Secured Party to the Partnership in satisfaction of the Obligor's payment obligations under the Partnership Agreement) of the Security Agent, any Secured Party or such other performing party incurred in connection therewith shall be payable by the Obligor; provided, however, that the Security Agent and the Secured Parties shall have no obligation to perform or cause performance of any of the Obligor's obligations hereunder or under the Partnership Agreement and any such performance of the Obligor's obligations shall not limit the other remedies available to the Security Agent and the Secured Parties hereunder and under the other Basic Documents; and provided further, that the foregoing shall not confer any right upon the Security Agent or any Secured Party to act as a partner of the Partnership or exercise any rights of a partner in the Partnership except for the right to receive property constituting the Pledged Interest.

          SECTION 2.3 Reasonable Care. The Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Interest in its possession if the Pledged Interest is accorded treatment substantially equal to that which the Security Agent accords its own property, it being understood that neither the Security Agent nor any Secured Party shall have responsibility for taking any steps to preserve rights against any parties with respect to the Pledged Interest. The powers conferred on the Security Agent hereunder shall not impose any duty on the Security Agent to exercise such powers.


ARTICLE III

REMEDIES

             SECTION 3.1 Collection; Sale of Pledged Interest. If an Event of Default shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or otherwise available to it, the Security Agent may without any further demand, advertisement or notice (except as expressly provided in this Section 3.1), exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the Pledged Interest), and in addition may sell, give an option or options to purchase, contract to sell or otherwise dispose of the Pledged Interest, or any part thereof, as hereinafter provided and may collect, receive, appropriate and realize upon and/or sell, lease, finance, refinance, mortgage or convey the Pledged Interest or any part thereof. The Pledged Interest or any part thereof may be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Security Agent, at any exchange or broker's board or at the Security Agent's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms (including, without limitation, a requirement that any purchase of all or any part of the Pledged Interest for investment be without any intention to make a distribution thereof) as the Security Agent shall, in its sole discretion, deem appropriate. Any Secured Party may be the purchaser of any or all of the Pledged Interest so sold at a public sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind and the obligations of the Obligor to such purchaser may be applied as a credit against the purchase price. The Security Agent may in its sole discretion, at any such sale, restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale the Security Agent shall have the right to deliver, assign and transfer to the purchaser thereof (including any Secured Party) the Pledged Interest so sold. Each purchaser (including any Secured Party) at any such sale shall hold the Pledged Interest so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Obligor. The Security Agent shall give the Obligor at least ten days' notice (which the Obligor agrees is reasonable notification within the meaning of Section 9-504(c) of the Uniform Commercial Code of the State of New York or its equivalent in the Uniform Commercial Code of any other relevant jurisdiction) of any such public or private sale. Such notice shall state the time and place fixed for any public sale and the time after which any private sale is to be made. Any such public sale shall be held at such time or times within ordinary business hours as the Security Agent shall fix in the notice of such sale. At any such sale the Pledged Interest may be sold in one lot as an entirety or in separate parcels. The Security Agent shall not be obligated to make any sale pursuant to any such notice. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Interest on credit or for future delivery, the Pledged Interest so sold may be retained by the Security Agent until the full selling price is paid by the purchaser thereof, but the Security Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Interest so sold, and, in case of any such failure, such Pledged Interest may again be sold pursuant to the provisions hereof.

          SECTION 3.2 Conveyances. The Security Agent may as attorney-in-fact pursuant to Section 2.1 hereof, in the name and stead of the Obligor, make and execute all conveyances, assignments and transfers of the Pledged Interest sold pursuant to Section 3.1 hereof, and the Obligor hereby ratifies and confirms all that the Security Agent, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Obligor shall, if so requested by the Security Agent, ratify and confirm any sale or sales by executing and delivering to the Security Agent, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Security Agent, be advisable for the purpose.

          SECTION 3.3 Application of Proceeds. All cash proceeds received by the Security Agent in respect of any sale or other transfer of, collection from, or other realization upon all or any part of the Pledged Interest may be held by the Security Agent as collateral for the Obligations and/or applied to the payment of the Obligations, as directed by the Required Holder(s). Any surplus of such cash proceeds held by the Security Agent and remaining after payment in full of the Obligations shall be paid over to the Obligor or whomsoever the Security Agent shall determine to be lawfully entitled thereto.

          SECTION 3.4 Discharge of Purchaser. The receipt by the Security Agent of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor, sold as aforesaid; and no purchaser (or representative or assign of any purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          SECTION 3.5 No Liability. Neither the Security Agent nor any Secured Party shall incur any liability as a result of the sale of the Pledged Interest, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Obligor hereby waives, to the full extent permitted by applicable law, all claims, damages and demands against the Security Agent and any Secured Party arising out of the repossession, retention or sale of the Pledged Interest, including without limitation any claims against the Security Agent and any Secured Party, arising by reason of the fact that the price at which the Pledged Interest, or any part thereof, was sold was less than may have been obtained at a public sale or was less than the aggregate amount of the Obligations so long as such sale shall have been conducted in accordance with this Agreement.

          SECTION 3.6 Remedies Cumulative. Each and every right and remedy of the Security Agent shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under any other Basic Document or any other document now or hereafter existing at law or in equity or by statute.


ARTICLE IV

          ADDITIONAL RIGHTS OF THE SECURITY AGENT

          If the Security Agent shall determine to exercise its right to collect, receive, appropriate and realize upon and/or sell, lease, finance, refinance, or convey all or any of the Pledged Interest pursuant to Section 3.1 hereof, the Obligor shall, upon request of the Security Agent, at its own expense do or cause to be done all such other acts and things as may be necessary to make such action of the Pledged Interest or any part thereof valid and binding and in compliance with any Requirement of Law.


ARTICLE V

INDEMNIFICATION

             The Obligor shall indemnify each of the Security Agent and the Secured Parties from and against any and all claims, losses and liabilities growing out of or resulting from the failure by the Obligor to perform or observe any of the provisions hereof including, without limitation, (a) the sale of, collection from, or other realization upon, the Pledged Interest, or any part thereof, in connection with such failure, or (b) the exercise or enforcement of any of the rights of the Security Agent or any Secured Party hereunder, except for claims, losses or liabilities resulting from such party's gross negligence or willful misconduct. The indemnity obligations of the Obligor contained in this
Article V shall continue in full force and effect notwithstanding the full payment of the Obligations and the discharge thereof. The Obligor will upon demand pay to the Security Agent or any Secured Party the amount of any and all expenses, including the fees and expenses of its and their respective counsel and of any experts and agents, which such party may incur in connection with the failure by the Obligor to perform or observe any of the provisions hereof, including, without limitation,
(i) the sale of, collection from, or other realization upon, the Pledged Interest, or any part thereof, in connection with such failure, or (ii) the exercise or enforcement of any of the rights of the Security Agent or any Secured Party hereunder.

          If any obligation of the Obligor arising under this Article V shall be prohibited or unenforceable in any jurisdiction, then, as to such jurisdiction, the Obligor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.



ARTICLE VI

WAIVER

          To the fullest extent permitted by law, the Obligor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement hereof or the absolute sale of any part of the Pledged Interest; the Obligor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Pledged Interest marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Pledged Interest as an entirety. Without limiting the generality of the foregoing, the Obligor hereby (a) authorizes the Security Agent, for the benefit of the Secured Parties, in its sole discretion and without notice to or demand upon the Obligor and without otherwise affecting the obligations of the Obligor hereunder, from time to time to take and hold other collateral for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon any Obligations or any part thereof and (b) waives and releases any and all right to require the Security Agent or any Secured Party to collect any of the Obligations from any specific item or items of the Pledged Interest or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral for any of the Obligations.


ARTICLE VII

TERMINATION

          Except as provided in Article V hereof, this Agreement shall terminate upon the receipt by the Security Agent of evidence satisfactory to it and the Required Holder(s) of the full and indefeasible payment (or prepayment) and performance of all Obligations, including the principal of and the premium, if any, and interest on all such Obligations. At the time of such termination, the Security Agent, at the request and expense of the Obligor, will execute and deliver to the Obligor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Obligor such of the Pledged Interest as has not yet theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Security Agent or any Secured Party hereunder on account of the Pledged Interest and not otherwise applied to the payment of the Obligations.

ARTICLE VIII

CONTINUING SECURITY INTEREST;
TRANSFER OF NOTES

          This Agreement shall create a continuing security interest in the Pledged Interest and shall (a) remain in full force and effect until full and indefeasible payment and performance of the Obligations, (b) be binding upon the Obligor, its successors and assigns, and (c) inure, together with the rights and remedies of the Security Agent hereunder, for the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer any Note held by it or grant a participation in such Note or in such rights and obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, subject, however, to the provisions of the Note Agreement.


ARTICLE IX

REINSTATEMENT

          This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Security Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligor or the Partnership or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Obligor or the Partnership or any part of its assets, or otherwise, all as though such payments had not been made.


ARTICLE X

MISCELLANEOUS

          SECTION 10.1 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the Obligor and the Security Agent (with the consent of the Required Holder(s)).

          SECTION 10.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Obligor, the Security Agent and the Secured Parties, all future holders of any of the Notes and their respective successors and assigns. The Obligor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of all of the Noteholders. Any Secured Party may at any time assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Obligor but only concurrently with and in accordance with an assignment by such Secured Party under the Note Agreement.

          SECTION 10.3 Notices. All notices, demands, requests and other communications provided for hereunder to the Company and the Secured Parties shall be made in accordance with Section 11I of the Note Agreement, and to the Security Agent in accordance with Section 13.03 of the Collateral Agency Agreement.

          SECTION 10.4 Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          SECTION 10.5  Governing Law.  THIS AGREEMENT SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES

SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN THE PROVISIONS OF
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF SUCH STATE).

          SECTION 10.6 No Waiver. Failure by the Security Agent or any of the Secured Parties to exercise, or any delay in exercising, any right, remedy, power or privilege any of them has under this Agreement or any course of dealing between the Obligor and the Security Agent or the Secured Parties, shall not operate as a waiver of any such right, remedy, power or privilege. Neither shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise of the same or of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          SECTION 10.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

          SECTION 10.8 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          SECTION 10.9  Consent to Jurisdiction.

          (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER BASIC DOCUMENTS OR OTHER DOCUMENTS OR TRANSACTIONS IN CONNECTION WITH OR RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE SECURITY AGENT, ANY SECURED PARTY OR THE OBLIGOR MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE OBLIGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE OBLIGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (b) In the case of the courts of the State of New York or of the United States sitting in the City of New York, State of New York, the Obligor hereby irrevocably designates, appoints and empowers C T Corporation System (the "Process Agent") (which has consented thereto) with offices on the date hereof at 1633 Broadway, New York, New York 10019, as agent to receive for and on behalf of the Obligor service of process in the State of New York. The Obligor further agrees that such service of process may be made on the Process Agent by personal service of a copy of the summons and complaint or other legal process in any such legal suit, action or proceeding on the Process Agent, or by any other method of service provided for under the applicable laws in effect in the County of New York, State of New York, and the Process Agent hereby is authorized and directed to accept such service for and on behalf of the Obligor, and to admit service with respect thereto.

          (c) Upon service of process being made on the Process Agent as aforesaid, a copy of the summons and complaint or other legal process served shall be mailed by the Process Agent to the Obligor by registered mail, return receipt requested, at its address referred to in
Section 11I of the Note Agreement, or to such other address as the Obligor may notify the Process Agent in writing. Service upon the Process Agent as aforesaid shall be deemed to be personal service on the

Obligor and shall be legal and binding upon the Obligor for all purposes, notwithstanding any failure of the Process Agent to mail copies of such legal process thereto, or any failure on the part of the Obligor receive the same.

          (d) The Obligor agrees that it will at all times continuously maintain an agent to receive service of process in the County of New York on its behalf. In the event that for any reason the Process Agent or any successor thereto shall no longer serve as agent for the Obligor to receive service of process in the County of New York on its behalf or shall have changed its address without notification thereof to the Process Agent, the Obligor, immediately after having knowledge thereof, will irrevocably designate and appoint a substitute agent in the City of New York, New York and advise the Security Agent thereof.

          (e) Nothing contained in this section shall preclude the Security Agent or any Secured Party from bringing any legal suit, action or proceeding against the Obligor in the courts of any jurisdiction where the Obligor or any of its property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the Obligor hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any court or courts which now or hereafter, by reason of its present or future domiciles, or otherwise, may be available to it.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers in counterparts all as of the date first above written.

                                      NARRAGANSETT ENERGY RESOURCES
                                      COMPANY


                                      By:  ________________________
                                      Name:
                                      Title:


                                      ______________________,
                                      as Security Agent


                                      By:  ________________________
                                      Name:
                                      Title:

Security Agreement and
Collateral Assignment
of Partnership Interest-OSP II
______________________________


          SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT OF PARTNERSHIP INTEREST (this "Agreement"), dated as of December ___, 1995, made by NARRAGANSETT ENERGY RESOURCES COMPANY, a Rhode Island corporation (the "Obligor"), for the benefit of _____________, as security agent (together with its successors and assigns in such capacity, the "Security Agent") for the ratable benefit of all holders from time to time of the Notes (as defined in the Note Agreement (defined below) (the "Secured Parties")).


                               R E C I T A L S
                               _______________

          A. Ocean State Power II, a Rhode Island general partnership (the "Partnership"), together with Ocean State Power, a Rhode Island general partnership ("OSP"), owns and operates an approximately 500 megawatt gas-fired electric generating plant located in Burrillville, Rhode Island.

          B. The Obligor is a general partner of each of the Partnership and OSP.

          C. The Obligor has entered into a Note Agreement, dated as of December 1, 1995 (as amended, modified or supplemented from time to time, the "Note Agreement"), with the purchaser(s) of the Notes (defined below). The Note Agreement provides for the Noteholders (therein defined) to purchase $32,000,000 in aggregate principal amount of secured promissory notes issued by the Obligor (the "Notes") subject to the terms and conditions set forth therein. The proceeds of such Notes are to be applied by the Obligor to pay fees and expenses incurred by the Obligor in connection with the sale of the Notes, to pay working capital expenses, and to repay (in part) the outstanding principal balances under loans made by New England Energy System to the Obligor. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Note Agreement.

          D. The Noteholders are willing to enter into the Note Agreement upon the terms and conditions set forth therein, but only if the Obligor shall make the pledges contemplated by this Agreement.

          E. The Obligor is willing to make the pledges requested and to enter into this Agreement so as to induce the Noteholders to enter into the Note Agreement.

          NOW, THEREFORE, in consideration of these premises and in order to induce the Noteholders to enter into the Note Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor agrees as follows:


ARTICLE I

UNDERTAKINGS

          SECTION 1.1  Pledge.

          (a) The Obligor hereby pledges, assigns, hypothecates, delivers, sets over and grants to the Security Agent for the ratable benefit of the Secured Parties, as security for the timely and punctual
(i) payment when due of any and all sums owing by the Obligor under the Note Agreement and the other Basic Documents, (ii) performance when due by the Obligor of all its obligations under the Note Agreement and the other Basic Documents, and (iii) payment and performance when due of any and all sums and all obligations of the Obligor hereunder (collectively, the "Obligations"), a first lien on and prior perfected security interest in all of the Obligor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Pledged Interest"):

             all income, cash flow, revenues, issues, profits, losses, distributions, payments, proceeds and other property of every kind and variety due, accruing or owing to, or to be turned over to, or disbursed to the Obligor by the Partnership in connection with the Obligor's partnership interests in the Partnership, including without limitation
             (i) all rights of the Obligor to distributions made by the Partnership pursuant to Section 6 of the Partnership Agreement and other distributions and payments made on or after the date hereof as provided in the Partnership Agreement, as such Partnership Agreement may be amended, supplemented, or modified from time to time, and (ii) any and all cash, investments and securities from time to time on deposit (including all income or gain earned thereon) in the "Security Account" created pursuant to the Collateral Agency Agreement, and in any other account into which proceeds of the foregoing are deposited.

           Obligor and the Secured Parties hereby expressly acknowledge and agree that the Pledged Interest is limited to Obligor's economic rights with respect to Obligor's partnership interest in the Partnership, and is not intended to and shall not be deemed to include any voting or other consensual rights of Obligor with respect to such partnership interest or the right to be or become a partner in the Partnership.

          (b) This Agreement and the grant of the security interest made hereby is for collateral purposes only, and neither the Security Agent nor the Secured Parties shall by virtue of this Agreement, by their receipt of distributions from the Partnership or the Obligor, or by their exercise of any rights hereunder, be deemed to have any liability for any Contractual Obligations of the Partnership or the Obligor.

          SECTION 1.2 Security for Obligations. This Agreement secures the payment and performance of all Obligations.

          SECTION 1.3 Delivery of Pledged Interest. If the Obligor shall become entitled to receive or shall receive any certificate, instrument, option or rights, whether as an addition to, in substitution of, or in exchange for the Pledged Interest or any part thereof, or otherwise, the Obligor shall accept any such certificate, instrument, option or rights as the Security Agent's agent, shall hold them in trust for the Security Agent, and shall deliver them forthwith to the Security Agent in the exact form received, with the Obligor's endorsement when necessary, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by the Security Agent, an additional pledge agreement or security agreement executed and delivered by the Obligor, all in form and substance satisfactory to the Security Agent, to be held by the Security Agent, subject to the terms hereof, as further collateral security for the Obligations.

          SECTION 1.4 Waiver. The Obligor hereby waives diligence, presentment, demand of any kind, filing of claims with a court in the event of receivership or bankruptcy, protests of any kind, notices of any kind, and all setoffs and counterclaims, to the extent permitted by applicable law. Upon the failure by the Obligor to promptly perform or pay the Obligations when due, the Security Agent at the direction of the Required Holder(s) may proceed directly and at once, without notice, against the Pledged Interest to collect and recover the full amount or any portion of the Obligations so due and payable, without first proceeding against the Obligor or against any other security or collateral provided by the Obligor with respect to the Obligations.

           SECTION 1.5 Further Assurances. The Obligor agrees that at any time and from time to time, at its expense, the Obligor shall promptly execute and deliver all further instruments and documents (including, without limitation, financing statements or any additional pledge agreement or security agreement), and take all further action that, in the opinion of the Required Holder(s) or the Security Agent, may be necessary or reasonably desirable in order to perfect and protect any security interest in the Pledged Interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to the Pledged Interest or any part thereof.

          SECTION 1.6 Distributions. So long as any of the Obligations shall be outstanding, all rights of the Obligor to receive the distributions which it would otherwise be authorized to receive and retain pursuant to the Partnership Agreement shall be vested in the Security Agent who shall have the sole right to such distributions as additional security hereunder for the benefit of the Secured Parties, subject to the rights of the Obligor to have such amounts disbursed by the Security Agent to it in accordance with the terms of the Note Agreement and the Collateral Agency Agreement. All distributions which are received by the Obligor contrary to the provisions of this Section
1.6 shall be received in trust for the benefit of the Security Agent, shall be segregated from other funds of the Obligor and shall be forthwith paid over to the Security Agent in the same form as so received (with any necessary endorsement). The Obligor shall cause the Partnership to make all distributions otherwise payable to the Obligor directly to the Security Account or such other account as the Security Agent shall direct in compliance herewith and shall cause the Partnership to acknowledge and agree to make such payments directly to the Security Account by executing a Consent and Agreement substantially in the form attached as Exhibit F-2 to the Note Agreement.


ARTICLE II

POWER OF ATTORNEY


          SECTION 2.1 Security Agent As Attorney-in-Fact. The Obligor does hereby make, constitute and appoint the Security Agent and any collateral agent or officer of the Security Agent with full power of substitution, as the Obligor's attorney-in-fact, with full power and authority, in its own name or in the name, place and stead of the Obligor or otherwise, upon the occurrence of an Event of Default, (a) to exercise all rights related to the Pledged Interest, and (b) at any time and from time to time generally to do, at the Security Agent's request and the Obligor's expense, all acts and things which the Security Agent and/or the Required Holder(s) deems necessary or advisable to accomplish the purposes of this Agreement including, without limitation, to receive, endorse and collect all instruments made payable to the Obligor representing any payment or other distribution in respect of the Pledged Interest or any part thereof and to give full discharge for the same, all as fully and effectually as the Obligor might or could do; and the Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. Any attempted revocation of the powers of attorney granted herein shall be null and void. There are no conditions or requirements imposed on the Security Agent's exercise of the powers of attorney other than as set forth herein.

          SECTION 2.2 Right to Perform. Subject to the limitations set forth in the last paragraph of Section 1.1(a), if an Event of Default shall have occurred and be continuing, the Security Agent and/or any Secured Party may itself perform or cause performance of, any agreement contained herein or in the Partnership Agreement (including without limitation any right to cure a default thereunder), and the costs and expenses (including without limitation any amounts paid by the Security Agent and/or any Secured Party to the Partnership in satisfaction of the Obligor's payment obligations under the Partnership Agreement) of the Security Agent, any Secured Party or such other performing party incurred in connection therewith shall be payable by the Obligor; provided, however, that the Security Agent and the Secured Parties shall have no obligation to perform or cause performance of any of the Obligor's obligations hereunder or under the Partnership Agreement and any such performance of the Obligor's obligations shall not limit the other remedies available to the Security Agent and the Secured Parties hereunder and under the other Basic Documents; and provided further, that the foregoing shall not confer any right upon the Security Agent or any Secured Party to act as a partner of the Partnership or exercise any rights of a partner in the Partnership except for the right to receive property constituting the Pledged Interest.

          SECTION 2.3 Reasonable Care. The Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Interest in its possession if the Pledged Interest is accorded treatment substantially equal to that which the Security Agent accords its own property, it being understood that neither the Security Agent nor any Secured Party shall have responsibility for taking any steps to preserve rights against any parties with respect to the Pledged Interest. The powers conferred on the Security Agent hereunder shall not impose any duty on the Security Agent to exercise such powers.


ARTICLE III

REMEDIES

             SECTION 3.1 Collection; Sale of Pledged Interest. If an Event of Default shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or otherwise available to it, the Security Agent may without any further demand, advertisement or notice (except as expressly provided in this Section 3.1), exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the Pledged Interest), and in addition may sell, give an option or options to purchase, contract to sell or otherwise dispose of the Pledged Interest, or any part thereof, as hereinafter provided and may collect, receive, appropriate and realize upon and/or sell, lease, finance, refinance, mortgage or convey the Pledged Interest or any part thereof. The Pledged Interest or any part thereof may be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, the Security Agent, at any exchange or broker's board or at the Security Agent's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms (including, without limitation, a requirement that any purchase of all or any part of the Pledged Interest for investment be without any intention to make a distribution thereof) as the Security Agent shall, in its sole discretion, deem appropriate. Any Secured Party may be the purchaser of any or all of the Pledged Interest so sold at a public sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind and the obligations of the Obligor to such purchaser may be applied as a credit against the purchase price. The Security Agent may in its sole discretion, at any such sale, restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale the Security Agent shall have the right to deliver, assign and transfer to the purchaser thereof (including any Secured Party) the Pledged Interest so sold. Each purchaser (including any Secured Party) at any such sale shall hold the Pledged Interest so sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of the Obligor. The Security Agent shall give the Obligor at least ten days' notice (which the Obligor agrees is reasonable notification within the meaning of Section 9-504(c) of the Uniform Commercial Code of the State of New York or its equivalent in the Uniform Commercial Code of any other relevant jurisdiction) of any such public or private sale. Such notice shall state the time and place fixed for any public sale and the time after which any private sale is to be made. Any such public sale shall be held at such time or times within ordinary business hours as the Security Agent shall fix in the notice of such sale. At any such sale the Pledged Interest may be sold in one lot as an entirety or in separate parcels. The Security Agent shall not be obligated to make any sale pursuant to any such notice. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Interest on credit or for future delivery, the Pledged Interest so sold may be retained by the Security Agent until the full selling price is paid by the purchaser thereof, but the Security Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Interest so sold, and, in case of any such failure, such Pledged Interest may again be sold pursuant to the provisions hereof.

          SECTION 3.2 Conveyances. The Security Agent may as attorney-in-fact pursuant to Section 2.1 hereof, in the name and stead of the Obligor, make and execute all conveyances, assignments and transfers of the Pledged Interest sold pursuant to Section 3.1 hereof, and the Obligor hereby ratifies and confirms all that the Security Agent, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Obligor shall, if so requested by the Security Agent, ratify and confirm any sale or sales by executing and delivering to the Security Agent, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Security Agent, be advisable for the purpose.

          SECTION 3.3 Application of Proceeds. All cash proceeds received by the Security Agent in respect of any sale or other transfer of, collection from, or other realization upon all or any part of the Pledged Interest may be held by the Security Agent as collateral for the Obligations and/or applied to the payment of the Obligations, as directed by the Required Holder(s). Any surplus of such cash proceeds held by the Security Agent and remaining after payment in full of the Obligations shall be paid over to the Obligor or whomsoever the Security Agent shall determine to be lawfully entitled thereto.

          SECTION 3.4 Discharge of Purchaser. The receipt by the Security Agent of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor, sold as aforesaid; and no purchaser (or representative or assign of any purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          SECTION 3.5 No Liability. Neither the Security Agent nor any Secured Party shall incur any liability as a result of the sale of the Pledged Interest, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Obligor hereby waives, to the full extent permitted by applicable law, all claims, damages and demands against the Security Agent and any Secured Party arising out of the repossession, retention or sale of the Pledged Interest, including without limitation any claims against the Security Agent and any Secured Party, arising by reason of the fact that the price at which the Pledged Interest, or any part thereof, was sold was less than may have been obtained at a public sale or was less than the aggregate amount of the Obligations so long as such sale shall have been conducted in accordance with this Agreement.

          SECTION 3.6 Remedies Cumulative. Each and every right and remedy of the Security Agent shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under any other Basic Document or any other document now or hereafter existing at law or in equity or by statute.


ARTICLE IV

          ADDITIONAL RIGHTS OF THE SECURITY AGENT

          If the Security Agent shall determine to exercise its right to collect, receive, appropriate and realize upon and/or sell, lease, finance, refinance, or convey all or any of the Pledged Interest pursuant to Section 3.1 hereof, the Obligor shall, upon request of the Security Agent, at its own expense do or cause to be done all such other acts and things as may be necessary to make such action of the Pledged Interest or any part thereof valid and binding and in compliance with any Requirement of Law.


ARTICLE V

INDEMNIFICATION

             The Obligor shall indemnify each of the Security Agent and the Secured Parties from and against any and all claims, losses and liabilities growing out of or resulting from the failure by the Obligor to perform or observe any of the provisions hereof including, without limitation, (a) the sale of, collection from, or other realization upon, the Pledged Interest, or any part thereof, in connection with such failure, or (b) the exercise or enforcement of any of the rights of the Security Agent or any Secured Party hereunder, except for claims, losses or liabilities resulting from such party's gross negligence or willful misconduct. The indemnity obligations of the Obligor contained in this
Article V shall continue in full force and effect notwithstanding the full payment of the Obligations and the discharge thereof. The Obligor will upon demand pay to the Security Agent or any Secured Party the amount of any and all expenses, including the fees and expenses of its and their respective counsel and of any experts and agents, which such party may incur in connection with the failure by the Obligor to perform or observe any of the provisions hereof, including, without limitation,
(i) the sale of, collection from, or other realization upon, the Pledged

Interest, or any part thereof, in connection with such failure, or (ii) the exercise or enforcement of any of the rights of the Security Agent or any Secured Party hereunder.

          If any obligation of the Obligor arising under this Article V shall be prohibited or unenforceable in any jurisdiction, then, as to such jurisdiction, the Obligor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.


ARTICLE VI

WAIVER

          To the fullest extent permitted by law, the Obligor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay or hinder the enforcement hereof or the absolute sale of any part of the Pledged Interest; the Obligor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Pledged Interest marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Pledged Interest as an entirety. Without limiting the generality of the foregoing, the Obligor hereby (a) authorizes the Security Agent, for the benefit of the Secured Parties, in its sole discretion and without notice to or demand upon the Obligor and without otherwise affecting the obligations of the Obligor hereunder, from time to time to take and hold other collateral for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon any Obligations or any part thereof and (b) waives and releases any and all right to require the Security Agent or any Secured Party to collect any of the Obligations from any specific item or items of the Pledged Interest or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral for any of the Obligations.


ARTICLE VII

TERMINATION

          Except as provided in Article VI hereof, this Agreement shall terminate upon the receipt by the Security Agent of evidence satisfactory to it and the Required Holder(s) of the full and indefeasible payment (or prepayment) and performance of all Obligations, including the principal of and the premium, if any, and interest on all such Obligations. At the time of such termination, the Security Agent, at the request and expense of the Obligor, will execute and deliver to the Obligor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Obligor such of the Pledged Interest as has not yet theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Security Agent or any Secured Party hereunder on account of the Pledged Interest and not otherwise applied to the payment of the Obligations.

ARTICLE VIII

CONTINUING SECURITY INTEREST;
TRANSFER OF NOTES

          This Agreement shall create a continuing security interest in the Pledged Interest and shall (a) remain in full force and effect until full and indefeasible payment and performance of the Obligations, (b) be binding upon the Obligor, its successors and assigns, and (c) inure, together with the rights and remedies of the Security Agent hereunder, for the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer any Note held by it or grant a participation in such Note or in such rights and obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, subject, however, to the provisions of the Note Agreement.


ARTICLE IX

REINSTATEMENT

          This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by any Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Security Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligor or the Partnership or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Obligor or the Partnership or any part of its assets, or otherwise, all as though such payments had not been made.


ARTICLE X

MISCELLANEOUS

          SECTION 10.1 Amendments. This Agreement may not be changed orally, but only by an agreement in writing signed by the Obligor and the Security Agent (with the consent of the Required Holder(s)).

          SECTION 10.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Obligor, the Security Agent and the Secured Parties, all future holders of any of the Notes and their respective successors and assigns. The Obligor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of all of the Noteholders. Any Secured Party may at any time assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Obligor but only concurrently with and in accordance with an assignment by such Secured Party under the Note Agreement.

          SECTION 10.3 Notices. All notices, demands, requests and other communications provided for hereunder to the Company and the Secured Parties shall be made in accordance with Section III of the Note Agreement, and to the Security Agent in accordance with Section 13.03 of the Collateral Agency Agreement.

          SECTION 10.4 Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          SECTION 10.5  Governing Law.  THIS AGREEMENT SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN THE PROVISIONS OF
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF SUCH STATE).

          SECTION 10.6 No Waiver. Failure by the Security Agent or any of the Secured Parties to exercise, or any delay in exercising, any right, remedy, power or privilege any of them has under this Agreement or any course of dealing between the Obligor and the Security Agent or the Secured Parties, shall not operate as a waiver of any such right, remedy, power or privilege. Neither shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise of the same or of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          SECTION 10.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

          SECTION 10.8 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          SECTION 10.9  Consent to Jurisdiction.

          (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER BASIC DOCUMENTS OR OTHER DOCUMENTS OR TRANSACTIONS IN CONNECTION WITH OR RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE SECURITY AGENT, ANY SECURED PARTY OR THE OBLIGOR MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE OBLIGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE OBLIGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (b) In the case of the courts of the State of New York or of the United States sitting in the City of New York, State of New York, the Obligor hereby irrevocably designates, appoints and empowers C T Corporation System (the "Process Agent") (which has consented thereto) with offices on the date hereof at 1633 Broadway, New York, New York 10019, as agent to receive for and on behalf of the Obligor service of process in the State of New York. The Obligor further agrees that such service of process may be made on the Process Agent by personal service of a copy of the summons and complaint or other legal process in any such legal suit, action or proceeding on the Process Agent, or by any other method of service provided for under the applicable laws in effect in the County of New York, State of New York, and the Process Agent hereby is authorized and directed to accept such service for and on behalf of the Obligor, and to admit service with respect thereto.

          (c) Upon service of process being made on the Process Agent as aforesaid, a copy of the summons and complaint or other legal process served shall be mailed by the Process Agent to the Obligor by registered mail, return receipt requested, at its address referred to in
Section 11I of the Note Agreement, or to such other address as the Obligor may notify the Process Agent in writing. Service upon the Process Agent as aforesaid shall be deemed to be personal service on the Obligor and shall be legal and binding upon the Obligor for all purposes, notwithstanding any failure of the Process Agent to mail copies of such legal process thereto, or any failure on the part of the Obligor receive the same.

          (d) The Obligor agrees that it will at all times continuously maintain an agent to receive service of process in the County of New York on its behalf. In the event that for any reason the Process Agent or any successor thereto shall no longer serve as agent for the Obligor to receive service of process in the County of New York on its behalf or shall have changed its address without notification thereof to the Process Agent, the Obligor, immediately after having knowledge thereof, will irrevocably designate and appoint a substitute agent in the City of New York, New York and advise the Security Agent thereof.

          (e) Nothing contained in this section shall preclude the Security Agent or any Secured Party from bringing any legal suit, action or proceeding against the Obligor in the courts of any jurisdiction where the Obligor or any of its property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the Obligor hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any court or courts which now or hereafter, by reason of its present or future domiciles, or otherwise, may be available to it.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers in counterparts all as of the date first above written.

                                      NARRAGANSETT ENERGY RESOURCES
                                      COMPANY


                                      By:  ________________________
                                      Name:
                                      Title:


                                      ______________________,
                                      as Security Agent


                                      By:  ________________________
                                      Name:
                                      Title: